Securities and Exchange Commission
Washington, D.C. 20549
_______________________________
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2007

Chesapeake Utilities Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-11590	51-0064146
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

909 Silver Lake Boulevard, Dover, Delaware 19904
(Address of principal executive offices, including Zip Code)

(302) 734-6799
(Registrant's Telephone Number, including Area Code)

_______________________________________________________________
(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 --- Corporate Governance and Management

Item 5.03  Amendments to Bylaws.

The Board of Directors of Chesapeake Utilities Corporation (“Chesapeake” or the “Company”) has approved Amended and Restated Bylaws pursuant to which Article VI, of the Company’s Bylaws was amended effective as of December 12, 2007.  Effective January 1, 2008, companies listed on the New York Stock Exchange are required to be eligible to participate in the Direct Registration System administered by the Depository Trust Company.  The amendments to the Company’s Bylaws permit shares of the Company’s stock to be issued as certificated or uncertificated and are intended to make the Company eligible to participate in the Direct Registration System.

Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit	Description
3.2	Text of Amendments to the Company’s Bylaws.